SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                         Amendment No. 1
                                to
                             FORM 8-K
                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934



Date of Report:     October 31, 1997
Amendment:          December 31, 1997

                           Cramer, Inc.

   Kansas                2-69336                      48-0638707
  (State of         (Commission File Number)        (IRS Employer
Incorporation)                                         I.D. No.)

           625 Adams Street, Kansas City, Kansas 66105
             (Address of principal executive offices)

       Registrant's telephone number, including area code:
                          (913) 621-6700

ITEM 2.   ACQUISITION OF ASSETS-AMENDMENT TO FORM 8K FILED
          OCTOBER 31, 1997

The form 8K filed with the Commission on October 31, 1997 with respect to the Company's acquisition of Floating Arms, Inc. indicated that certain information concerning the Financial Statements of the Business Acquired and the required Pro Forma Financial Information would be filed by amendment in accordance with the provisions of Item 7 (a)(4) and 7(b)(2) of Form 8K. This information is hereby submitted.

ITEM 7         FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     1.   Audited Balance Sheet and Notes as of December 31, 1996
          (previously filed)

     2.   Unaudited Balance Sheet as of September 30, 1997

     3.   Unaudited Statements of Income for the years ended
          December 31, 1995 and 1996 and the three and nine month periods ended September 30, 1996 and 1997

     4.   Unaudited statements of Cash Flows for the years ended
          December 31, 1995 and 1996

     5. Unaudited statements of Stockholders Equity for the years ended December 31, 1995 and 1996

Item 310 of Regulation SB requires that certain of the financial information listed above be audited. As advised by letter to the Commission dated November 25, 1997, audited financial statements of the business acquired could not be obtained without unreasonable effort or expense. The accompanying unaudited financial information excludes footnote disclosures typically made in accordance with Generally Accepted Accounting Principles because it was the only information available from the Seller.
An audit of these statements had not been previously performed. It is the Company's opinion that the effort and expense necessary to prepare audited financial statements meeting the requirements of Generally Accepted Accounting Principles and Item 310 of Regulation SB would entail unreasonable effort and expense compared to the size of the acquisition. The Company believes that audited financial statements would not be material to understanding the transaction and its possible effect on Cramer. The future results of the Company's activities concerning the split keyboard business acquired will be included with the regular financial statements provided in accordance with the appropriate SEC regulations.

The Company believes that the interim financial statements for Floating Arms, Inc., presented herein, include all adjustments necessary in order to make such financial statements not misleading.

                        FLOATING ARMS INC.
              BALANCE SHEET AS OF SEPTEMBER 30, 1997
                       Amounts in Thousands
                            Unaudited



Assets
     Cash                                    $             0
     Accounts receivable                                   3
     Inventory                                            32
                                                          35

     Property, at cost                                   132
     Accumulated depreciation                            (26)
                         Net                             106

                                             $           142

Liabilities and Equity
     Accounts payable                        $            75
     Accrued expenses                                     37
     Current long-term debt                               24
                                                         136

     Long-term debt - banks                               73

     Common stock                                        968
     Retained deficit                                 (1,035)

          Net equity                                     (67)

                                             $           142

                       FLOATING ARMS, INC.
                       STATEMENTS OF INCOME
                       Amounts in Thousands
                            Unaudited

                Year Ending     Nine Months Ending    Three Months Ending

               1995    1996   9/30/96        9/30/97   9/30/96     9/30/97

Sales          $  72   $ 102  $   89         $   56     $   89     $   11

Cost of
  sales           74     121     103             41        103          8

Gross
  Profit
  (loss)          (2)    (20)    (14)            15        (14)         3

Selling,
administrative
and R&D costs    250     248     189            166        190         32

Income (loss)
from
operations      (252)   (268)   (204)          (151)      (205)       (29)

Other income
(expense)
Interest
expense, net       0      (8)     (2)            (2)        (2)         0

Income before
income taxes    (252)   (276)   (206)          (153)      (207)       (29)

Income taxes       0       0       0              0          0          0

Net income
(loss)         $(252) $ (276)  $(206)        $ (153)   $  (207)     $ (29)

                       FLOATING ARMS, INC.
                     STATEMENTS OF CASH FLOW
                           In Thousands
                            Unaudited


                           Year Ending       Nine Months Ending
                         12/31/95  12/31/96  9/30/96   9/30/97

Cash flows from
operating
activities:
 Net income (loss)      $ (252)     $ (276)  $ (206)    $ (153)
 Adjustments to
  reconcile net
  income to net
  cash provided by
  (used in) operating
  activities:
   Depreciation             12           4        2          8
   Changes in operating
    assets and liabilities:
      Accounts receivable  (11)          7        8          6
      Inventory             (5)         (3)       4         17
      Other noncurrent
        assets               0           0        0          0
      Prepaids              (1)          4        4          0
      Accounts payable      25          24       16         20
      Accrued expenses      (2)         47       27        (10)
      Net cash provided
       by (used in)
       operating
       activities         (234)      (193)    (145)      (112)

Cash flows from
investing activities:
   Capital expenditures     30         50        0         42

Cash flows from
financing activities:
   Stock issuance          240        183        71       110
   Net change in notes
      payable to banks      (6)        48        68        49

Net increase
(decrease) in cash         (30)       (13)       (6)        6

Cash at the beginning
of the period               37          7         7        (6)

Cash at the
end of the period        $   7     $   (6)   $    1     $   0

Supplemental disclosures:
   Cash paid during the period:

      Interest           $   0     $    8    $    2     $   2
      Income tax         $   0     $    0    $    0     $   0

                       FLOATING ARMS, INC.
                STATEMENTS OF STOCKHOLDERS EQUITY
         For the Years Ending December 31, 1995 and 1996
                       Amounts in Thousands
                            Unaudited
                                                     Total
                    Common         Accumulated    Stockholders'
                     Stock          Deficit         Equity

Balance
December 31, 1994   $    435       $    (355)     $      80

Issuance of
 common stock            240               0            240

Net income (loss)          0            (252)          (252)

Balance
December 31, 1995        675            (606)            68

Issuance of
common stock             183               0            183

Net income (loss)          0            (276)          (276)

Balance at
December 31, 1996   $    857       $    (882)     $     (25)

(B)  PROFORMA FINANCIAL INFORMATION

The following proforma financial statements are derived using the separate financial statements of the Company and Floating Arms, Inc. As discussed in (a) above, the financial statements of Floating Arms, Inc. may not be in compliance with Generally Accepted Accounting Principles or SEC regulations and do not include all required disclosures. As such, the accompanying proforma presentations also may not be in compliance with GAAP and SEC regulations.

     1.   Proforma Balance Sheet as of September 30, 1997

          The unaudited Proforma Balance Sheet assumes that the acquisition of the assets of Floating Arms, Inc. and the payment for such assets by cash, the assumption of certain debts, and the issuance of 210,750 shares of common stock occurred on September 30, 1997.

     2.   Proforma Statements of Income for the Year Ended
          December 31, 1996 and for the Nine Month Period Ended
          September 30, 1997

          The respective proforma Statements of Income assume that the acquisition of the assets of Floating Arms, Inc. and the payment for such assets by cash and the assumption of certain debts occurred on the first day of the period presented.

The above proforma financial information do not purport to present the financial position or results of operations of the Company had the transactions assumed herein occurred on the date indicated, nor are they necessarily indicative of the results of operations which may be expected to occur in the future.

The proforma financial statements are based on a preliminary purchase price allocation which is calculated based on available information and certain assumptions the Company considers reasonable. The final purchase price allocation will be based upon a final determination of the fair market value of the net assets acquired at the acquisition date as determined by valuations and other studies which are not yet complete. The final purchase price allocation may differ significantly from the preliminary allocation.

                           CRAMER, INC.
                 UNAUDITED PROFORMA BALANCE SHEET
                       Amounts in Thousands
                        September 30, 1997

                                        Floating      Proforma       Proforma
                               Cramer     Arms        Adjustment       Total

Assets
 Cash                        $   121    $     0      $   (14)(a)      $  107
 Accounts receivable           1,065          4                        1,069
 Inventory                     1,419         32                        1,451
 Prepaid expenses and
   other                         236          0           23(b)          259
                               2,841         36            9           2,886
Property, at cost              5,443        132                        5,575
Accumulated
 depreciation                 (4,820)       (26)          26(c)       (4,820)
   Net                           623        106           26             755

Other noncurrent                 286          0          372(d)          658
                              $3,750    $   142      $   407          $4,299

Liabilities and Equity
 Note payable - banks         $1,210    $     0      $   300 (a)     $1,510
 Accounts payable                572         75          (75)(a)        572
 Accrued expenses                627         37          (37)(a)        627
 Current long-term debt            0         24          (24)(a)          0
                               2,409        136          164          2,709

Long-term debt - banks             0         73          (73)(a)          0
Other long-term
 liabilities                     649          0            0           649
Total long-term debt             649         73          (73)          649
Common stock                   3,508        968          316 (e)     4,792
Retained deficit              (2,774)    (1,035)                    (3,809)
                                 734        (67)         316           983
Pension liability
 adjustment                      (42)         0                        (42)
 Net equity                      692        (67)         316           941
                              $3,750    $   142      $   407        $4,299


NOTE:  Footnotes a, b, c, d, and e are on the following page.

Footnotes to the Cramer, Inc. Unaudited Proforma Balance Sheet:

(a) Proforma adjustment to cash represents amounts paid at closing. The Proforma adjustment to Notes Payable - banks represents the net additional amount borrowed by the Company to settle all liabilities that existed at the closing date, October 31, 1997.

(b) Proforma adjustment to prepaid expense represents amounts that had been paid to vendors by the Company prior to the acquisition date to guarantee future delivery of inventory.

(c) Proforma adjustment to Accumulated Depreciation represents the elimination of depreciation previously recorded by Floating Arms, Inc. In management's opinion, the original cost of the assets approximates their current fair market value.

(d) Proforma adjustments to Other Noncurrent Assets represents the values assigned to certain intangible assets acquired as part of the transaction. In management's opinion, these intangibles and their respective values consist of:

          Customer Lists                               $    100
          Patent                                             50
          Excess of purchase price over
           fair value of assets acquired (goodwill)         222
                    Total                              $    372

(e) Proforma adjustment of equity represents the issuance of 210,750 shares of the Company's common stock. For purposes of this transaction, these shares were agreed by both parties to have a value of $1.50 each.

                           CRAMER, INC.
             UNAUDITED PROFORMA STATEMENTS OF INCOME
                       Amounts in Thousands

                                       Year Ended December 31, 1996
                                           Floating   Proforma   Proforma
                                Cramer       Arms    Adjustment    Total

Sales                          $11,872    $   102       $          $11,974
Cost of sales                    8,562        121                    8,683
 Gross profit                    3,310        (20)                   3,290

Selling,
 administrative
 and R&D costs                   2,854        248           52 (a)   3,154

Income (loss)
 from operations                   456       (268)         (52)        136

Other income (expense):
 Interest expense, net            (105)        (8)          (8)(b)    (121)
 Other, net                        (26)         0                      (26)

Income before income
 taxes                             325       (276)         (60)        (11)
Income taxes                         0          0                        0

Net income                     $   325    $  (276)      $  (60)     $  (11)



                                    Nine Months Ended September 30, 1997
                                          Floating     Proforma    Proforma
                                Cramer      Arms      Adjustment    Total

Sales                           $9,195    $    56     $            $9,251
Cost of sales                    6,771         41                   6,812
 Gross profit                    2,424         15                   2,439

Selling, administrative
and R&D costs                    2,201        166        35 (a)     2,402

Income (loss)
 from operations                   223       (151)      (35)          38

Other income (expense):
 Interest expense, net             (64)        (2)      (10)(b)      (76)
 Other, net                        (19)         0                    (19)

Income before income
 taxes                             140       (153)         (45)      (58)
Income taxes                         0          0                      0

Net income                      $  140    $  (153)      $  (45)   $  (58)


NOTE:  Footnotes a and b are on the following page.

(a) Proforma adjustment to Selling, Administrative and R&D Costs represents the net of elimination of depreciation previously recorded by Floating Arms, Inc. and the additional depreciation that would be recorded by the Company on the Property, Plant and Equipment and the Intangible assets acquired as a result of the transaction. The estimated useful lives of the significant asset categories are as follows:

          Production tooling                            5 years
          Patent                                       10 years
          Customer lists                               10 years
          Excess of purchase price over fair
            value of assets acquired                   10 years

(b) Proforma adjustment to interest expense represents the net of eliminating the interest paid by Floating Arms, Inc. on its various bank debts and the additional interest that would have been paid by the Company if it financed both the initial borrowings and the liabilities assumed through additional borrowings under its share of the Consolidated Rotherwood Line of Credit (see Management Discussion and Analysis in the 1996 Form 10-KSB).

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              Cramer, Inc.

Date:  12/31/97               /s/ Gary A. Rubin
                                  Gary A. Rubin
                                  Vice President, Finance